EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of SunTrust Banks, Inc. (the “Company”) for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aleem Gillani, Corporate Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 4, 2016.

/s/ Aleem Gillani
Aleem Gillani, Corporate Executive
Vice President and Chief Financial Officer